UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 30, 2006

STERLING FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-16276 (Commission File Number)	23-2449551 (IRS Employer Identification No.)

101 North Pointe Boulevard Lancaster, PA (Address of Principal Executive Offices)	17601-4133 (Zip Code)

Registrant’s telephone number, including area code (717) 581-6030

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As reported on Form 8-K filed with the Commission on May 5, 2006, Thomas J. Sposito, II was named as Sterling Financial Corporation’s Chief Banking Officer. On December 1, 2006, Sterling and Mr. Sposito entered into an Amendment to Mr. Sposito’s employment agreement to reflect Mr. Sposito’s change in position and to amend the terms of the change in control period. The amendment dated December 1, 2006 and the employment agreement dated June 14, 2004 are attached to this Current Report on Form 8-K as Exhibit 10.8.

Item 7.01.	Regulation FD Disclosure.

On November 30, 2006, Sterling Financial Corporation’s Chief Executive Officer and Chief Financial Officer met with representatives of Howe Barnes Hoefer & Arnett, Inc. in Chicago, IL and presented the power point presentation attached to this Current Report on Form 8-K as Exhibit 99.1 The power point presentation includes background, financial and strategic information about Sterling Financial Corporation. On December 4, 2006, the Corporation’s Chief Executive Officer and Chief Financial Officer met with representatives from Lord Abbett & Company, Miller & Jacobs Capital, Sandler O’Neil Asset Management and Rothschild Asset Management and presented the power point presentation attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in the power point presentation attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.
(b)	Not Applicable.
(c)	Exhibits:
10.8	Amendment to Employment Agreement — Employment Agreement.
99.1	Sterling Financial Corporation power point presentation for investor presentations identified in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
Date: December 5, 2006	By:	/s/ Jean Svoboda

Jean Svoboda
General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original

10.8	Amendment to Employment Agreement, dated December 1, 2006 between Sterling Financial Corporation and Thomas J. Sposito, II. Employment Agreement, dated June 14, 2004 among Thomas J. Sposito, II, Pennsylvania State Bank, The Pennsylvania State Banking Company and Sterling Financial Corporation.	5
99.1	Sterling Financial Corporation power point presentation for investor presentation.	30